                                                                   EXHIBIT 10.17

                                 LOAN AGREEMENT

                                     between

                           ALLEGRO MICROSYSTEMS, INC.

                                       and

                            SANKEN ELECTRIC CO., LTD.

                           Dated as of April 12, 2004

                                 LOAN AGREEMENT

                           Dated as of April 12, 2004

     Allegro MicroSystems, Inc., a U.S. corporation ("AMI"), and Sanken Electric Co., Ltd., a Japanese corporation ("JSK"), hereby agrees as follows:

1. The Loan. Subject to the terms and conditions of this Agreement, JSK hereby lends to AMI, and AMI hereby borrows from JSK, US $6,000,000 on April 12, 2004 (the "Loan").

2. Repayment of Loan. The Loan shall be repaid in half yearly installments according to the attached repayment schedule. JSK shall accept an early paying off the Loan by AMI anytime with no penalty.

3.   Interest. Interest shall accrue on the unpaid principal balance as follows:
     The interest rate for the Loan is equal to the announced 3-month Tokyo Inter Bank Offered Rate (TIBOR) in Japan + 0.5% spread that is in effect on April 12, 2004. The rate shall be changed to new 3-month TIBOR + 0.5% spread every three months.

4. Payment of Interest. An accrued interest shall be paid on October 12 and April 12 every year, from October12, 2005 to April 12, 2010.

5. Manner of Payment. Payments of principal and interest shall be made in an U.S. Dollar in immediately available funds. Payments shall be remitted to JSK's account #68910 at The Resona Bank, Ltd., Ikebukuro Branch.

6. Unsecured Loan. Any assets of AMI or other collateral do not secure this Loan.

7. No Separate Note. This Loan is not evidenced by a separate promissory note. This Agreement itself shall constitute evidence of indebtedness.

8. Acceleration. In the event that AMI should fail to make timely payments of principal or interest pursuant to this agreement, and such default is not cured within ten days, then, as JSK's option, JSK may declare the entire outstanding principal balance of the Loan to be immediately due and payable.

9. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

SANKEN ELECTRIC CO., LTD.               Allegro MicroSystems, Inc.


By: /s/ Akira Ota                       By: /s/ Mark A. Feragne
    ---------------------------------       ------------------------------------
    Akira Ota                               Mark A. Feragne

Title: Director, Finance and            Title: Chief Financial Officer
       Accounting

                                   MEMORANDUM

                                       for

                       LOAN AGREEMENT dated April 12, 2004

                            Dated as of June 30, 2006

     With regard to the Loan Agreement entered into between Allegro MicroSystems, Inc. a U.S. corporation ("AMI"), and Sanken Electric Co., Ltd., a Japanese corporation ("JSK") on April 12, 2004, the parties hereby agree as follows:

1. AMI and JSK have agreed to change the interest rate on this loan for the remaining period. Consequently, Section 3 shall be changed from "The interest rate for the Loan is equal to the announced 3-month Tokyo Inter Bank Offered Rate (TIBOR) in Japan + 0.5% spread that is in effect on April 12, 2004. The rate shall be changed to new 3-month TIBOR + 0.5% spread every three months." to "The interest rate for the Loan is equal to the announced 3-month BBA LIBOR (London Inter Bank Offered Rate) + 0.45% spread.

     The interest rate shall be changed to new rate every three months. The interest rate for each period shall be determined by the following rule:

     Interest Rate from April 1 to June 30: 3-month BBA LIBOR on the last bank trading day in March + 0.45%.

     Interest Rate from July 1 to September 30: 3-month BBA LIBOR on the last bank trading day in June + 0.45%.

     Interest Rate from October 1 to December 31: 3-month BBA LIBOR on the last bank trading day in September + 0.45%.

     Interest Rate from January 1 to March 31: 3-month BBA LIBOR on the last bank trading day in December + 0.45%."

2.   This Memorandum shall come into effect on July 1, 2006.

SANKEN ELECTRIC CO., LTD.               Allegro MicroSystems, Inc.


By : /s/ Akira Ota                      By: /s/ Mark A. Feragne
     --------------------------------       ------------------------------------
     Akira Ota                              Mark A. Feragne

Title: Corporate Officer,               Title: Chief Financial Officer
       Planning and Finance Division,
       Administration Headquarters